EX-5.e


                                         JACKSON NATIONAL LIFE
                              INSURANCE COMPANY OF NEW YORK(R) [GRAPHIC OMITTED]

PERSPECTIVE ADVISORS II(SM) (01/07)
FIXED AND VARIABLE ANNUITY APPLICATION (VA410NY)
See back page for mailing address.
USE DARK INK ONLY                                Home Office: Purchase, NY 10577
                                                                   WWW.JNLNY.COM

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REGISTRATION INFORMATION
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Home Address (Physical Address Required)                                        CITY, STATE, ZIP

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Mailing Address (if different from Home Address)                                CITY, STATE, ZIP

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Age     Sex         U.S. Citizen       Phone No. (include area code)     E-Mail Address        Broker/Dealer Account Number
        __ M __F    __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract                    __ SSN  __ TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the
Contract.)
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Home Address (number and street)        CITY, STATE, ZIP                        Relationship to Owner (Check one)
                                                                                __ Spouse
                                                                                __ Other ________________________
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Date of Birth (mm/dd/yyyy)      Age      Sex        U.S. Citizen      Phone No. (include area code)               E-Mail Address
                                         __ M __F    __ Yes __ No
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ANNUITANT'S NAME (if other than Owner)                                                              __ SSN  __ TIN (include dashes)

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Home Address (number and street)                               CITY, STATE, ZIP           Relationship to Owner (Check One)
                                                                                          ___ Spouse
                                                                                          ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age        Sex     U.S. Citizen    Phone No. (include area code)           E-Mail Address
                                         _ M _ F    _ Yes _ No
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JOINT ANNUITANT'S NAME                                                                              __ SSN  __ TIN (include dashes)

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Home Address (number and street)                               CITY, STATE, ZIP           Relationship to Owner (Check One)
                                                                                          ___ Spouse
                                                                                          ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age      Sex        U.S. Citizen      Phone No. (include area code)
                                         __ M __F    __ Yes __ No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type.  For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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                Name                            __ SSN  __ TIN (include dashes)                       Percentage (%)

Primary       ----------------------------------------------------------------------------------------------------------------------
                Relationship to Owner (Check One)     Date of Birth (mm/dd/yyyy)    Address (number and street)     City, State, ZIP
                ___ Spouse
                ___ Other _________________
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                Name                            __ SSN  __ TIN (include dashes)                        Percentage (%)
__ Primary
__ Contingent ----------------------------------------------------------------------------------------------------------------------
                Relationship to Owner        Address (number and street)       City, State, ZIP

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                Name                            __ SSN  __ TIN (include dashes)                        Percentage (%)
__ Primary
__ Contingent ----------------------------------------------------------------------------------------------------------------------
                Relationship to Owner        Address (number and street)       City, State, ZIP

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                Name                            __ SSN  __ TIN (include dashes)                        Percentage (%)
__ Primary
__ Contingent ----------------------------------------------------------------------------------------------------------------------
                Relationship to Owner        Address (number and street)       City, State, ZIP

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ANNUITY TYPE                                                                    TRANSFER INFORMATION
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__ Non-Tax Qualified                    __ IRA - Individual*                    __ IRC 1035 Exchange
__ 401(k) Qualified Savings Plan        __ IRA - Custodial                      __ Direct Transfer
__ HR-10 (Keogh) Plan                   __ IRA - Roth*                          __ Direct Rollover
__ 403(b) TSA (Direct Transfer Only)    *Tax Contribution Years and Amounts:    __ Non-Direct Rollover
__ IRA - SEP                            Year: _____  $_______
__ Other _________________________      Year: _____  $_______

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NVDA 410                                                                                                                NV4473 01/07


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OPTIONAL DEATH BENEFIT - ONCE SELECTED, AN OPTIONAL DEATH BENEFIT CANNOT BE CHANGED.

If the Optional Death Benefit is not selected, your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

        ___ Highest Anniversary Value Death Benefit

                       ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OTHER OPTIONAL BENEFITS - ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE CHANGED.
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A.   GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT ONLY ONE)              B.      CONTRACT ENHANCEMENT OPTION /5/
     Guaranteed Minimum Income Benefit Option /1/                                   __ 2% of first-year premium
       __ FUTUREGUARD(SM)

     Guaranteed Minimum Withdrawal Benefit (GMWB) Options /2/
       __ SAFEGUARD 7 PLUS(SM)
          (7% GMWB)
       __ AUTOGUARD(SM)
          (5% GMWB with Annual Step-Up)
       __ MARKETGUARD 5(SM)
          (5% GMWB)
       __ LIFEGUARD PROTECTOR ADVANTAGE(SM)
          (5% For Life GMWB with Bonus and Annual Step-Up)
       __ LIFEGUARD PROTECTOR(SM)
          (5% For Life GMWB with Annual Step-Up)
       __ LIFEGUARD PROTECTOR WITH JOINT OPTION(SM) /3/, /4/
          (Joint 5% For Life GMWB with Annual Step-Up)
       __ LIFEGUARD PROTECTOR PLUS(SM)
          (5% For Life GMWB with Bonus and 5-Year Step-Up)
       __ LIFEGUARD PROTECTOR PLUS WITH JOINT OPTION(SM) /3/, /4/
          (Joint 5% For Life GMWB with Bonus and 5-Year Step-Up)

                                ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

/1/ The GMIB may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA or other qualified plan prior to the expiration of 10 contract years. Please consult a tax advisor on this and other matters of selecting income options.

/2/  A GMWB  may  not be  appropriate  for the  Owners  who  have  as a  primary objective taking maximum advantage of the tax deferral that is available to them under an annuity  Contract.  These  endorsements may also have limited usefulness  in  connection  with  tax-qualified  contracts  in  relation to required  minimum  distributions  imposed  by  the  IRS.  Some  withdrawals
     necessary  to  satisfy  required  minimum   distributions  may  prematurely
     deteriorate   the  benefits   provided  by  a  GMWB.   When   purchasing  a
     tax-qualified contract, special consideration should be given to whether or not the  purchase  of  GMWB  is  appropriate  for  the  Owner's  situation, including required minimum  distributions.  Please consult a tax advisor on this and other matters of selecting income options.

/3/ For Non-Qualified plans, spousal joint ownership required. Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed.

/4/  For Qualified plans, 100% spousal primary beneficiary designation required.
     Please  ensure the Primary  Beneficiary  section on Page 1  (including  the
     "Relationship to Owner" box) is properly completed.

/5/  Please complete the Important Disclosure Regarding the Contract Enhancement
     (NV4497).

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INITIAL PREMIUM                                                 INCOME DATE
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Amount of premium with application: $______________             PLEASE SPECIFY DATE (mm/dd/yyyy):_____________________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE      If an Income Date is not specified, age 90 (age 70 1/2 for
COMPANY OF NEW YORK(R)                                          Qualified Plans) of the Owner will be used.
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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
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I  consent  ___ I do not consent  ___ to electronic delivery of annual and semi-annual reports, quarterly and immediate confirmation statements, prospectuses and prospectus supplements, and related correspondence (except ___________________ ) from Jackson National
Life of New York, when available.

There is no charge for electronic delivery.  Please make certain you have given us a current e-mail address.  Also let us know if that e-mail address changes as we will need to notify you of a document's availability through e-mail. To view an electronic document, you will need Internet access.  You may request paper copies, whether or not you also decide to revoke your consent for electronic delivery, at any time and for no charge.  Please contact the appropriate Jackson of NY(SM) Service Center to update your
e-mail address, revoke your consent to electronic delivery, or request paper copies.
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NVDA 410                                                                                                                NV4473 01/07


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                                                                         TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
PREMIUM ALLOCATION                                                  WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER   PORTFOLIO                                                  NUMBER   PORTFOLIO

196 ___% JNL/AIM Large Cap Growth                                   189 ___% JNL/Mellon Capital Mgmt Financial Sector
206 ___% JNL/AIM Real Estate                                        188 ___% JNL/Mellon Capital Mgmt Healthcare Sector
195 ___% JNL/AIM Small Cap Growth                                   190 ___% JNL/Mellon Capital Mgmt Oil & Gas Sector
114 ___% JNL/Alger Growth                                           187 ___% JNL/Mellon Capital Mgmt Technology Sector
066 ___% JNL/Credit Suisse Global Natural Resources                 054 ___% JNL/Mellon Capital Mgmt Enhanced S&P 500 Stock Index
068 ___% JNL/Credit Suisse Long/Short                               173 ___% JNL/Oppenheimer Global Growth
115 ___% JNL/Eagle Core Equity                                      174 ___% JNL/Oppenheimer Growth
116 ___% JNL/Eagle SmallCap Equity                                  078 ___% JNL/PIMCO Real Return
150 ___% JNL/FMR Balanced                                           127 ___% JNL/PIMCO Total Return Bond
101 ___% JNL/FMR Mid-Cap Equity                                     106 ___% JNL/PPM America Value Equity
062 ___% JNL/Franklin Templeton Founding Strategy                   105 ___% JNL/Putnam Equity
069 ___% JNL/Franklin Templeton Global Growth                       148 ___% JNL/Putnam Midcap Growth
075 ___% JNL/Franklin Templeton Income                              104 ___% JNL/Select Balanced
064 ___% JNL/Franklin Templeton Mutual Shares                       103 ___% JNL/Select Global Growth
208 ___% JNL/Franklin Templeton Small Cap Value                     102 ___% JNL/Select Large Cap Growth
207 ___% JNL/Goldman Sachs Mid Cap Value                            107 ___% JNL/Select Money Market
076 ___% JNL/Goldman Sachs Short Duration Bond                      179 ___% JNL/Select Value
113 ___% JNL/JPMorgan International Equity                          111 ___% JNL/T. Rowe Price Established Growth
126 ___% JNL/JPMorgan International Value                           112 ___% JNL/T. Rowe Price Mid-Cap Growth
077 ___% JNL/Lazard Emerging Markets                                149 ___% JNL/T. Rowe Price Value
132 ___% JNL/Lazard Mid Cap Value                                   136 ___% JNL/Western Asset High Yield Bond
131 ___% JNL/Lazard Small Cap Value                                 110 ___% JNL/Western Asset Strategic Bond
123 ___% JNL/Mellon Capital Mgmt S&P 500(R) Index                   109 ___% JNL/Western Asset U.S. Government & Quality Bond
124 ___% JNL/Mellon Capital Mgmt S&P(R) 400 MidCap Index
128 ___% JNL/Mellon Capital Mgmt Small Cap Index                    THE FOLLOWING 12 OPTIONS ARE S&P PORTFOLIOS
129 ___% JNL/Mellon Capital Mgmt International Index                227 ___% JNL/S&P Managed Conservative
133 ___% JNL/Mellon Capital Mgmt Bond Index                         226 ___% JNL/S&P Managed Moderate
147 ___% JNL/Mellon Capital Mgmt Dow(SM) 10                         117 ___% JNL/S&P Managed Moderate Growth
178 ___% JNL/Mellon Capital Mgmt S&P 10                             118 ___% JNL/S&P Managed Growth
175 ___% JNL/Mellon Capital Mgmt Global 15                          119 ___% JNL/S&P Managed Aggressive Growth
184 ___% JNL/Mellon Capital Mgmt 25                                 097 ___% JNL/S&P Retirement Income
186 ___% JNL/Mellon Capital Mgmt Select Small-Cap                   098 ___% JNL/S&P Retirement 2015
224 ___% JNL/Mellon Capital Mgmt JNL 5                              099 ___% JNL/S&P Retirement 2020
079 ___% JNL/Mellon Capital Mgmt JNL Optimized 5                    100 ___% JNL/S&P Retirement 2025
228 ___% JNL/Mellon Capital Mgmt Nasdaq(R) 15                       070 ___% JNL/S&P Disciplined Moderate
073 ___% JNL/Mellon Capital Mgmt S&P 24                             071 ___% JNL/S&P Disciplined Moderate Growth
229 ___% JNL/Mellon Capital Mgmt Value Line(R) 25                   072 ___% JNL/S&P Disciplined Growth
094 ___% JNL/Mellon Capital Mgmt Dow Dividend
225 ___% JNL/Mellon Capital Mgmt VIP                                027 ___% FIXED ACCOUNT OPTION
191 ___% JNL/Mellon Capital Mgmt Communications Sector              Automatic transfer of funds out of the Fixed Account Option
185 ___% JNL/Mellon Capital Mgmt Consumer Brands Sector             over a 6-month period is required.  You must attach the
                                                                    Directed Transfer form (NV4490).

__ CHECK HERE FOR AUTOMATIC REBALANCING.  Only the Portfolios selected above will participate in the program.  The Fixed Account
Option is not available for Automatic Rebalancing.

Frequency: __ Monthly     __ Quarterly     __Semi-Annual     __ Annual      Start Date:______________________

If no date is selected, the program will begin one month/quarter/half year/year (depending on the frequency you selected) from the date Jackson of NY applies the first premium payment.
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NVDA 410                                                                                                                NV4473 01/07

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IMPORTANT - PLEASE READ CAREFULLY - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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REPLACEMENT
ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?
___ YES ___ NO    IF "YES", PLEASE COMPLETE THIS SECTION.
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Company Name        Contract No.          Anticipated Transfer Amount
                                          $
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Company Name        Contract No.          Anticipated Transfer Amount
                                          $
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1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained above are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3.   I  (WE)  UNDERSTAND  THAT  ANNUITY  BENEFITS,   DEATH  BENEFIT  VALUES  AND
     WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JACKSON OF NY ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity and for each available Portfolio.

5. The contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.

6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.
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SIGNATURES
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Owner's Signature                   DATE SIGNED (MM/DD/YYYY)

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STATE WHERE SIGNED                  Joint Owner's Signature

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Annuitant's Signature               Joint Owner's Signature (if other than Joint
(if other than Owner)               Owner)

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PRODUCER/REPRESENTATIVE'S STATEMENT - SIGNATURE REQUIRED BELOW - THIS ENTIRE SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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I certify that: I am authorized and qualified to discuss the Contract herein applied for; I have fully explained the Contract to the client, including contract benefits, restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)

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Producer/Representative's Full Name   (First)     (Middle)     (Last)          Phone No. (include area code)
(please print)

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Producer/Representative's Signature                                            Date Signed (mm/dd/yyyy)

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Address (number and street)                     City, State, ZIP (xxxxx-xxxx)

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E-Mail Address                        Contact your home office for program information.
                                      __ Option A     __ Option B
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Broker/Dealer Name            Broker/Dealer Representative No.        Jackson of NY Producer/Representative No.

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External Account No. (if applicable)            Trade No. (if applicable)

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                     MAILING ADDRESS AND CONTACT INFORMATION
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            IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

                          JACKSON OF NY SERVICE CENTER

     REGULAR MAIL:   P.O. Box 378004, Denver, CO 80237-8004

     OVERNIGHT MAIL: 7601 Technology Way
                     Denver, CO 80237

     CUSTOMER CARE: 800/599-5651 (8:00 a.m. to 8:00 p.m. ET)

     FAX: 800/701-0125          E-MAIL: contactus@jnlny.com


         IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

                        JACKSON OF NY IMG SERVICE CENTER

     REGULAR MAIL:   P.O. Box 33178, Detroit, MI 48232-5178

     OVERNIGHT MAIL: c/o Standard Federal Bank, c/o Drawer 5178
                     12425 Merriman Road, Livonia, MI 48150

     CUSTOMER CARE:  888/464-7779 (8:00 a.m. to 8:00 p.m. ET)

     FAX: 517/367-4669          E-MAIL: contactus@jnlny.com
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         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
               * Not a deposit * Not insured by any federal agency
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NVDA 410                                                            NV4473 01/07